UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of Earliest Event Reported):

June 23, 2008

Commission file number: 001-33084

SUSSER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

4525 Ayers Street

Corpus Christi, Texas 78415

(Address of Principal Executive Offices, Including Zip Codes)

Registrant’s telephone number, including area code: (361) 884-2463

4433 Baldwin Boulevard

Corpus Christi, Texas 78408

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Issuance of $30 Million Of Senior Notes

On June 23, 2008, Susser Holdings, L.L.C. (“Susser Holdings”), an indirect wholly-owned subsidiary of Susser Holdings Corporation (the “Company”), and Susser Finance Corporation (“Susser Finance” and together with Susser Holdings, the “Issuers”), an indirect wholly-owned subsidiary of the Company, completed the issuance and sale (the “Offering”) of an additional $30 million in aggregate principal amount of its 10 5/8% Senior Notes, due 2013 (the “Additional Notes”). The Additional Notes were issued under, and are governed by the terms of, the indenture, dated as of December 21, 2005, as amended (the “Indenture”), pursuant to which the Issuers previously issued $320 million in aggregate principal amount of senior notes (the “Original Notes”), $50 million of which were subsequently redeemed in November, 2006. Under the Indenture, the Additional Notes are subject to the same interest payment, ranking, redemption and change of control provisions, covenants and transfer restrictions as the Original Notes and pay interest semiannually in arrears on June 15 and December 15 of each year, commencing on June 15, 2008. The Additional Notes mature on December 15, 2013 and are guaranteed by the Company and each existing and future domestic subsidiary of the Issuers with the exception of one non-wholly-owned subsidiary. The Company used the proceeds from the Offering to partially repay its revolving credit facility.

The description of the Indenture provided under this Item 2.03 is qualified in its entirety by the terms of the Indenture, which is filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-1.

Registration Rights Agreement

At the closing of the Offering, the Company, the Issuers and the guarantors party thereto (the “Guarantors”) entered into a registration rights agreement with the initial purchasers of the Additional Notes (the “Registration Rights Agreement”) requiring the Issuers to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) registering an offer to exchange the Additional Notes for notes (the “Exchange Notes”) having identical terms in all material respects to the Additional Notes, but which would generally be freely transferable. Under the Registration Rights Agreement, the Issuers are required to file the Registration Statement within 30 calendar days after the closing of the Offering, to use their reasonable best efforts to cause the Registration Statement to be declared effective within 60 calendar days of filing it with the SEC, and to use their reasonable best efforts to consummate the exchange offer within 30 calendar days after the effectiveness of the Registration Statement.

The description of the Registration Rights Agreement provided under this Item 2.03 is qualified in its entirety by the terms of the Registration Rights Agreement itself, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
4.1	Form of 144A Note

4.2	Form of Regulation S Note

4.3	144A Note Guarantee

4.4	Regulation S Note Guarantee

10.1	Registration Rights Agreement, dated as of June 23, 2008, among Susser Holdings Corporation, Susser Holdings, L.L.C., Susser Finance Corporation, the Guarantors party thereto and Banc of America Securities LLC, Wachovia Capital Markets LLC and BMO Capital Markets Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: June 26, 2008	By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer